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                                                       EXHIBIT 10.13

                             STOCK PURCHASE WARRANT


     Amati Communications Corporation ("Amati" or the "Company"), a California Corporation, hereby certifies that, for the consideration set forth in the Amended and Restated Agreement and Plan of Reorganization and Merger among ICOT Corporation, the Company, and IA Acquisition Corporation dated August 3, 1995 ("the Agreement"), ICOT Corporation ("ICOT" or the "Holder") is entitled, subject to the terms set forth below, to purchase from the Company at a price per share equal to the Purchase Price (as defined below), fully paid and non-assessable shares of the securities of Amati as described below.

     THE SECURITY EVIDENCED BY THIS WARRANT OR THE SECURITIES TO BE PURCHASED UNDER THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT UNDER SUCH ACT.

     1.   PURCHASE PRICE, NUMBER AND CLASS OF SHARES.   This Warrant shall be
exercisable for the most senior series or class of Amati securities outstanding at the time of exercise for the number of such securities that shall result in ICOT holding, after the exercise of this Warrant, 65% of the common stock equivalents of Amati. The aggregate purchase price shall be $5,000,000 (the "Purchase Price"). The Purchase Price shall be



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payable in cash or by cancellation of the Senior Secured Promissory Note in the principal amount of $5,000,000 dated August 4, 1995 held by ICOT (the "Promissory Note").

     2. EXERCISE. Subject to the restrictions herein, this Warrant may be exercised by the Holder at any time after 5 p.m., California local time, on October 31, 1995 and before 5 p.m., California local time, on October 31, 1996 by the surrender of this Warrant, together with the Notice of Exercise attached hereto as ATTACHMENT 1, duly completed and executed at the principal office of the Company, accompanied by payment in cash or by surrender of the Promissory Note for cancellation. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above.

     3. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to, the Holder hereof, or as such Holder (upon payment of such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid, and non-assessable shares of the class of series of Amati securities to which such Holder shall be entitled upon such exercise.

     4. NOTICES OF RECORD DATE, ETC. In the event of any taking by the Company of a record of the holders of any class of

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securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution (the "Distribution") the Company will mail or cause to be mailed to the Holder of the Warrant a notice specifying the date of any such Distribution and stating the amount and character of such Distribution. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

     5. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

     6. NEGOTIABILITY, ETC. This Warrant may be transferred in whole or in part by the Holder and the terms hereof shall be binding upon the executors, administrators, heirs and assigns of the Holder.

     7. NOTICES, ETC. All notices and other communications shall be mailed by first class mail, postage prepaid, at such address as may have been furnished in writing by the receiving party.

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     8.   GOVERNING LAW, HEADINGS.  This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings of this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated:  August 4, 1995        AMATI COMMUNICATIONS CORPORATION

                              By: /s/ John M. Cioffi
                                  ---------------------------------
                              Its: VP, Engineering and Secretary
                                   --------------------------------

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                                  ATTACHMENT 1

NOTICE OF EXERCISE

TO:  AMATI COMMUNICATIONS CORPORATION

     1. The undersigned hereby elects to acquire the Warrant Stock (as defined below) of Amati Communications Corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     2. Pursuant to terms of Section 1, the Warrant is exercisable for 65% of the most senior series or class of Amati securities outstanding at the time of exercise, which such stock consists of ________ shares of ________________________________ (the "Warrant Stock").

     3. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                         ------------------------------
                                     (Name)

                         ------------------------------
                                    (Address)



----------------------------       --------------------------------
(Date)                             (Name of Warrant Holder)


                                   By:
                                        ----------------------------

                                   Title:
                                          -------------------------
                                          (Name of purchaser, and
                                          title and signature of
                                          authorized person)

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